UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2012

MB FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland		0-24566-01	36-4460265
(State or other jurisdiction of incorporation)		(Commission File No.)	(IRS Employer Identification Number)

800 West Madison Street, Chicago, Illinois			60607
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(888) 422-6562

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    On January 4, 2013, MB Financial, Inc. (the “Company”) filed a Current Report on Form 8-K to report under Item 2.01 that MB Financial Bank, N.A. (the “Bank”), a wholly owned subsidiary of the Company, completed its acquisition of Celtic Leasing Corp. (“Celtic”), a privately held, mid-ticket equipment leasing company, on December 28, 2012.  In that filing, the Company indicated under Item 9.01 that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01 of Form 8-K.  This amendment is being filed to provide such financial information.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The audited financial statements of Celtic as of June 30, 2012 and 2011 and for the fiscal years ended June 30, 2012 and 2011 are filed as Exhibit 99.1.

The unaudited balance sheet of Celtic as of September 30, 2012 and the unaudited statements of income, comprehensive income and cash flows of Celtic for the three months ended September 30, 2012 and 2011 are filed as Exhibit 99.2.

(b)	Pro forma financial information

The required unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2012 and the required unaudited pro forma combined condensed consolidated statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 are filed as Exhibit 99.3.

(d)	Exhibits
		23.1	Consent of Independent Certified Public Accountants

		99.1	Audited financial statements of Celtic as of June 30, 2012 and 2011 and for the fiscal years ended June 30, 2012 and 2011

		99.2	Unaudited balance sheet of Celtic as of September 30, 2012 and unaudited statements of income, comprehensive income and cash flows of Celtic for the three months ended September 30, 2012 and 2011

		99.3	Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2012 and unaudited pro forma combined condensed consolidated statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: March 18, 2013	By:	/s/Jill E. York
Jill E. York
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                Description

23.1	Consent of Independent Certified Public Accountants

99.1	Audited financial statements of Celtic as of June 30, 2012 and 2011 and for the fiscal years ended June 30, 2012 and 2011

99.2	Unaudited balance sheet of Celtic as of September 30, 2012 and unaudited statements of income, comprehensive income and cash flows of Celtic for the three months ended September 30, 2012 and 2011

99.3	Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2012 and unaudited pro forma combined condensed consolidated statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011